SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2001

VENTRO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-26811 (Commission File Number)	77-0465496 (IRS Employer Identification No.)

1500 Plymouth Street Mountain View, CA (Address of Principal Executive Offices)	94043 (Zip Code)

(650) 567-8900

(Registrant telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Event.

         On November 26. 2001, the Registrant announced changes to its Executive Management Team and Board Members.

         A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	Press Release dated November 26, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2001

VENTRO CORPORATION

By:	/s/ David W Zechnich Name: David W Zechnich Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated November 26, 2001